SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 16, 2004

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement.

On December 16, 2004, 1st Constitution Bancorp (the “Company”) granted stock options and restricted stock awards to certain of its executives, as follows:

	Options	Restricted Stock

Robert F. Mangano	--	1,500

Joseph M. Reardon	1,000	--

Edward D. Knapp	--	500

The stock options and restricted stock awards were made pursuant to the Company’s Employee Stock Option and Restricted Stock Plan (the “Plan”), which was filed with the Securities and Exchange Commission as an exhibit to the Company’s Form 10-SB on June 15, 2001. The form of 1st Constitution Bancorp Stock Option Agreement pursuant to which the stock options were granted and the form of 1st Constitution Bancorp Restricted Stock Agreement pursuant to which the restricted stock awards were granted are filed as Exhibits 10.14 and 10.15 to this report, respectively, and are incorporated by reference herein.

The stock options are exercisable at a price of $36.40 per share. The stock options vest 20% on the date of grant and the remainder vests over four years beginning on the first anniversary of the date of grant, as set forth in the form of stock option agreement. Subject to earlier termination as described in the Plan, the stock options expire after ten years, as set forth in the form of stock option agreement. Option holders are not entitled to receive any dividends or other distributions made with respect to the options.

As set forth in the form of stock option agreement, in the event of a Change of Control (as defined in the Plan) that occurs prior to the termination of the option holder’s service to the Company, the stock option grant to such option holder shall immediately vest and become fully exercisable.

The restricted stock awards vest over four years beginning on the first anniversary of the date of grant, as set forth in the form of restricted stock agreement. Certificates representing shares of restricted stock are being issued by the Company subject to vesting. Holders of certificated shares of restricted stock are entitled to rights as a shareholder with respect to such shares of restricted stock and appropriate adjustments are made for dividends, distributions or other rights.

As set forth in the form of restricted stock agreement, in the event of a Change of Control (as defined in the Plan) that occurs prior to the termination of service to the Company of the holder of shares of restricted stock, the restricted stock grant to such holder shall immediately vest in full.

Item 9.01  Financial Statements and Exhibits

c.	Exhibits.

10.14	Form of 1st Constitution Bancorp Stock Option Agreement
10.15	Form of 1st Constitution Bancorp Restricted Stock Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2004	1ST CONSTITUTION BANCORP By: /s/ Joseph M. Reardon —————————————— Name: Joseph M. Reardon Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.14	Form of 1st Constitution Bancorp Stock Option Agreement
10.15	Form of 1st Constitution Bancorp Restricted Stock Agreement